Exhibit 99.2

U.S.I. HOLDINGS CORPORATION

(a Delaware corporation)

9,764,850 Shares of Common Stock

PURCHASE AGREEMENT

Dated: April 14, 2004

U.S.I. HOLDINGS CORPORATION

(a Delaware corporation)

9,764,850 Shares of Common Stock

(Par Value $.01 Per Share)

PURCHASE AGREEMENT

April 14, 2004

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                            INCORPORATED

North Tower

World Financial Center

New York, New York 10281-1209

J.P. MORGAN SECURITIES INC.

277 Park Avenue

New York, New York 10172

    As Representatives of the several Underwriters

Ladies and Gentlemen:

U.S.I. Holdings Corporation, a Delaware corporation (the “Company”), Merrill Lynch International (“MLI”) and JPMorgan Chase Bank (“JPMCB”, and together with MLI, the “Forward Purchasers”), at the Company’s request in connection with the letter agreement dated the date hereof between the Company and MLI (the “MLI Forward Agreement”) and the letter agreement dated the date hereof between the Company and JPMCB, acting through J.P. Morgan Securities Inc. as agent (the “JPMCB Forward Agreement” and, together with the MLI Forward Agreement, the “Forward Agreements”), each relating to the forward sale by the Company of a number of shares of Common Stock, par value $.01 per share, of the Company (“Common Stock”) equal to the number of shares of Common Stock to be borrowed and sold by each of the Forward Purchasers pursuant to this Agreement, and the persons listed in Schedule B-2 hereto (the “Selling Stockholders”) confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), J.P. Morgan Securities Inc. (“JPMorgan”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and JPMorgan are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Forward Purchasers (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12(a) hereof, the Company) and the Selling Stockholders, in each case acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock set forth in Schedules B-1 and B-2 and A hereto and (ii) the grant by the Forward Purchasers (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12(b) hereof, the Company) and the Selling Stockholders to the Underwriters, in each case acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,464,728 additional shares of Common Stock to cover over-allotments, if any. The shares of Common Stock to be borrowed and sold by the Forward Purchasers to the Underwriters are referred to as the “Borrowed Securities”. The aforesaid 9,764,850 shares of Common Stock to be purchased by the Underwriters, including Borrowed Securities (the “Initial Securities”), and all or any part of the 1,464,728 shares of Common Stock subject to the option described in Section 2(b) hereof, including Borrowed Securities (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company, the Forward Purchasers and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered and that the Underwriters intend to first allocate the Borrowed Securities to purchasers in the public offering.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-112747) covering the registration of the Securities and other securities of the Company under the Securities Act of 1933, as amended (the “1933 Act”), including a related prospectus, which has become effective. Such registration statement as amended at the time it became effective, or, if a post-effective amendment has been filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), is hereinafter referred to as the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus included in the Registration Statement at the time it became effective, as supplemented by the final prospectus supplement, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “Prospectus.” Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be (it being understood that the several specific references in this Agreement to documents incorporated by reference in the Registration Statement or the Prospectus are for clarifying purposes only and are not meant to limit the inclusiveness of any other definition herein). For purposes of this

Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and each Forward Purchaser as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and each Forward Purchaser, as follows:

(i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, after giving effect to any amendment thereto, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Independent Accountants. The accountants who certified the consolidated financial statements included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iv) Financial Statements. The consolidated financial statements included in the Registration Statement and the Prospectus, together with the related notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise disclosed in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The selected consolidated financial data and the summary consolidated financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement. No pro forma financial statements (or schedules) are required by the 1933 Act or the 1933 Act Regulations to be included therein. The financial information included or incorporated in the Registration Statement and the Prospectus complies in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K of the Commission.

(v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vii) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement or the

Forward Agreements, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectus, or except as otherwise disclosed in the Registration Statement and Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders and the Borrowed Securities, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders and the Borrowed Securities, was issued in violation of preemptive or other similar rights of any securityholder of the Company.

(ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(x) Authorization of Forward Agreements. Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Forward Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(xi) Authorization of Securities Sold by the Company to Forward Purchasers. The Securities to be purchased by the Forward Purchasers from the Company have been duly authorized for issuance and sale to the Forward Purchasers pursuant to the Forward Agreements and, when issued and delivered by the Company pursuant to the Forward Agreements against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable.

(xii) Authorization of Securities Sold by the Company to the Underwriters. If the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12 hereof, the Securities to be purchased by the Underwriters from the Company will have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable.

(xiii) Description of Securities. The Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(xiv) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Forward Agreements and the consummation of the transactions contemplated herein, in the Forward Agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default (except as otherwise disclosed in the Registration Statement and Prospectus) or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(xv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or either of the Forward Agreements or the performance by the Company of its obligations hereunder or under the Forward Agreements; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(xvii) Accuracy of Exhibits. There are no contracts or documents required to be described or referred to in the Registration Statement or the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xviii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess, or be able to acquire, would not have a Material Adverse Effect; neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or either of the Forward Agreements, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(xx) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse

Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxi) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxii) Insurance. The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they will be engaged, except where the failure to be so insured would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(xxiii) Taxes. The Company and each of its subsidiaries has filed all material foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith, as described in or contemplated by the Prospectus or as would not have a Material Adverse Effect.

(xxiv) Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with GAAP.

(xxv) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as contemplated herein and in the Forward Agreements and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds” will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xvi) ERISA. The Company and each of its Subsidiaries, and each of their respective “pension plans” (as defined in the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)), are in compliance in all material respects with all currently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any of its Subsidiaries has incurred, and neither the Company nor any of its Subsidiaries expects to incur, material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(xvii) Registration Rights. Except for (i) registration rights described in the Prospectus, which have been duly and irrevocably waived with respect to the Registration Statement, and (ii) registration rights exercised by the Selling Stockholders, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(b) Representations and Warranties by and Covenants of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Stockholders are selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and covenants with each Underwriter, as follows:

(i) Accurate Disclosure. In connection with the sale of the Securities to be sold by such Selling Stockholder hereunder, such Selling Stockholder is not selling the Securities pursuant to any material non-public information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

(ii) Authorization of Agreements. Each Selling Stockholder has the full right, power and authority to enter into this Agreement, that certain Power of Attorney (the “Power of Attorney”) appointing David L. Eslick and Robert S. Schneider, or either of them, as attorneys-in-fact (the “Attorneys-in-Fact”) and that certain Custody Agreement (the “Custody Agreement”) among such Selling Stockholder, the Company and Mellon Investor Services LLC, as custodian (the “Custodian”) and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

(iii) Good and Marketable Title. Such Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, the Custody Agreement, any documents executed by the Attorneys-in-Fact pursuant to the Power of Attorney in connection with the transactions contemplated by this Agreement, the Shareholders’ and Warrantholders’ Agreement, dated as of September 17, 1999, by and among the Company and the investors named therein and those that may be imposed under applicable securities laws; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

(iv) Due Execution of Power of Attorney and Custody Agreement. Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and the Custody Agreement; by entering into the Custody Agreement, such Selling Stockholder has authorized the Custodian to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and by entering into the Power of Attorney, such Selling Stockholder has authorized either of the Attorneys-in-Fact to execute and deliver this Agreement and the certificate referred to in Section 5(g) or that may be required pursuant to Section 5(n) on behalf of such Selling Stockholder, to sell, assign and transfer to the

Underwriters the Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder (except for Zurich International (Bermuda) Ltd., Fidelity and Deposit Company of Maryland, Kemper Corporation, Maryland Casualty Company, Universal Underwriters Insurance and Fidelity Life Association, A Mutual Legal Reserve Company who have participated directly in the determination of such purchase price), as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement to the extent set forth in the applicable Power of Attorney.

(v) Absence of Manipulation. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery by such Selling Stockholder of the Securities hereunder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(vii) Restriction on Sale of Securities. Except as otherwise specified in any agreement executed pursuant to Section 5(l) hereof, during a period of 90 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or cause any registration statement under the 1933 Act to be filed with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

(viii) Certificates Suitable for Transfer. Each Selling Stockholder has either caused or directed the Company on such Selling Stockholder’s behalf to cause all of the

Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, to be placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

(ix) No Association with NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc., except for such affiliations and associations as have been disclosed in writing to the Representatives or counsel to the Underwriters on or prior to the date of this Agreement.

(c) Representations and Warranties by the Forward Purchasers. Each of the Forward Purchasers severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Forward Purchasers are selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

(i) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by such Forward Purchaser and, at the Closing Time and at each Date of Delivery, such Forward Purchaser will have full right, power and authority to sell, transfer and deliver the Borrowed Securities.

(ii) Authorization of the Forward Agreement. The applicable Forward Agreement has been duly authorized, executed and delivered by such Forward Purchaser and constitutes a valid and binding agreement of such Forward Purchaser, enforceable against such Forward Purchaser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(iii) Right to Transfer. Such Forward Purchaser will, at the Closing Time and at each Date of Delivery, have the free and unqualified right to transfer the Borrowed Securities to be sold by such Forward Purchaser hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Securities and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer to the Borrowed Securities purchased by it from such Forward Purchaser, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

(d) Officer’s Certificates. Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby, and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. (i) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Forward Purchaser (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12(a) hereof, the Company) and each Selling Stockholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each Forward Purchaser (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12(a) hereof, the Company) and each Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedules B-1 and B-2 opposite the name of such Forward Purchaser or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10(a) hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

(ii) If the Company does not meet all of the conditions to effectiveness set forth in either of the Forward Agreements on or prior to the Closing Time, either of the Forward Purchasers, individually, in its sole discretion, may choose not to borrow and deliver for sale the number of Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser under the column entitled “Number of Initial Securities to Be Sold”. In addition, in the event that either of the Forward Purchasers is unable to borrow and deliver for sale under this Agreement all of the Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser or if, in such Forward Purchaser’s sole judgment, it is impracticable to do so or would entail a stock loan cost in excess of 40 basis points per annum, (y) the number of shares of Common Stock such Forward Purchaser is able to borrow, if any, at a cost of 40 basis points per annum or less will be added to the number of shares of Common Stock that the other Forward Purchaser is able to borrow at a cost of 40 basis points per annum or less, and the Forward Purchasers shall only be required to deliver for sale the aggregate number of shares of Common Stock that the Forward Purchasers are able to borrow and (z) the Forward Purchasers will deliver the aggregate number of shares of Common Stock referred to in clause (y) above on a pro rata basis.

(iii) If, pursuant to Section 2(a)(ii), either of the Forward Purchasers does not borrow and deliver for sale the number of Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser under the column entitled “Number of Initial Securities to Be Sold”, such Forward Purchaser will use its best efforts to notify the Company and the other Forward Purchaser no later than the Closing Time.

(b) Option Securities. (i) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Forward Purchasers (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12(b) hereof, the Company) and the Selling Stockholders, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,464,728 shares of Common Stock, as set forth in Schedules B-1 and B-2, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company, the Forward Purchasers and the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Forward Purchasers and the Selling Stockholders, on a pro-rata basis, in accordance with the Applicable Percentage (as defined below) that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. For purposes hereof, the “Applicable Percentage” shall, with respect to the Forward Purchasers, equal 35.84283% and, with respect to the Selling Stockholders, equal 64.15717%.

(ii) If the Company does not meet all of the conditions to effectiveness set forth in either of the Forward Agreements on or prior to the relevant Date of Delivery, either of the Forward Purchasers, individually, in its sole discretion, may choose not to borrow and deliver for sale the number of Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser under the column entitled “Maximum Number of Option Securities to Be Sold”. In addition, in the event that either of the Forward Purchasers is unable to borrow and deliver for sale under this Agreement all of the additional Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser or if, in such Forward Purchaser’s sole judgment, it is impracticable to do so or would entail a stock loan cost in excess of 40 basis points per annum, (y) the number of shares of Common Stock such Forward Purchaser is able to borrow at a cost of 40 basis points per annum or less, if any, will be added to the number of shares of Common Stock that the other Forward Purchaser is able to borrow at a cost of 40 basis points per annum or less, and the Forward Purchasers shall only be required to deliver for sale the aggregate number of shares of Common Stock that the Forward Purchasers are able to borrow and (z) the Forward Purchasers will deliver the aggregate number of shares of Common Stock referred to in clause (y) above on a pro rata basis.

(iii) If, pursuant to Section 2(b)(ii), either of the Forward Purchasers does not borrow and deliver for sale the number of Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser under the column entitled “Maximum Number of Option Securities to Be Sold”, such Forward Purchaser will use its best efforts to notify the Company and the other Forward Purchaser no later than the Date of Delivery.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other place as shall be agreed upon by the Representatives, the Company, the Forward Purchasers and the Selling Stockholders, at 9:00 A.M. (Eastern time) on the fourth (fifth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Sections 10 or 12) (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Company, the Forward Purchasers and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Company, the Forward Purchasers and the Selling Stockholders.

Payment shall be made to the Forward Purchasers (or in the event the Company issues and sells shares of Common Stock to the Underwriters pursuant to Section 12 hereof, the Company) and the Selling Stockholders by wire transfer of immediately available funds to bank accounts designated by the Forward Purchasers (or the Company) and the Custodian pursuant to each Selling Stockholder’s Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission regarding the Registration Statement or otherwise regarding the proposed offering of the Securities, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest practicable moment.

(b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and conformed copies of all consents and certificates of experts filed as exhibits thereto, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto

(without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters have been or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of the Company, the Representatives and counsel for the Company and the Underwriters, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, as mutually determined by the Company, the Representatives and such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. The Company will use reasonable best efforts to maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market, including, when required, a notification of change in the number of shares of common stock outstanding.

(i) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock or options to purchase shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on the date hereof and referred to in the Prospectus (including without limitation the issuance of shares of Common Stock or options to purchases shares of Common Stock pursuant to the stock appreciation right exchange offer referred to in the Prospectus), (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Prospectus, (E) the issuance of shares of Common Stock by the Company to each Forward Purchaser under the applicable Forward Agreement or (F) up to an aggregate amount of $35 million of Common Stock to be issued pursuant to one or more acquisitions in transactions exempt from registration under the 1933 Act.

(j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(k) Restriction on Dividends. The Company will not, directly or indirectly, declare any dividends or distributions payable on the Initial Securities but not payable on the Option Securities.

SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its and the Selling Stockholders’ respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Forward Agreements, any agreement among underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters and certificates for the Common Stock to be issued and sold pursuant to the Forward Agreements, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters or the Common Stock to be issued and sold pursuant to the Forward Agreements, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities and (vii) the filing fees incident to, and the reasonable fees and reasonable disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (viii) the fees and expenses incurred in connection with the inclusion of the Securities and the Common Stock to be issued and sold pursuant to the Forward Agreements in the Nasdaq National Market and (ix) the fees and expenses related to the Forward Agreements.

(b) Expenses of the Selling Stockholders. The Company will pay or cause to be paid all expenses incident to the performance of the Selling Stockholders’ respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective outside counsel.

(c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5(o), Section 9(a)(i), Section 9(a)(v) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

(d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Forward Purchasers and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the Company’s knowledge, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus, as supplemented by the prospectus supplement relating to the offering of the Securities, shall have been filed with the Commission in accordance with Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the regulations promulgated under the 1933 Act and in accordance with Section 3(a) hereof.

(b) Opinion of General Counsel for the Company. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Ernest J. Newborn, II, general counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel need not opine as to matters governed by the laws of jurisdictions other than the federal law of the United States and the General Corporation Law of the State of Delaware. Such counsel may state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and certificates of public officials.

(c) Opinion of Counsel for the Company. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Cahill Gordon & Reindel LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel need not opine as to matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(d) Opinions of Counsel for the Selling Stockholders. At Closing Time, the Representatives shall have received the opinions, dated as of Closing Time, of counsel (which may be internal counsel) for each of the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinions such counsel need not opine as to matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the law under which the applicable Selling Stockholder is organized and existing; provided, that counsel for UnumProvident and Fidelity Life Association, A Mutual Legal Reserve Company, need not opine as to matters governed by the law of the State of New York. Such counsel may state that, insofar as such opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the applicable Selling Stockholder and certificates of public officials.

(e) Opinion of New York Counsel for the Selling Stockholders. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Cahill Gordon & Reindel LLP, New York counsel for UnumProvident and Fidelity Life Association, A Mutual Legal Reserve Company (collectively, the “Designated Selling Stockholders”), in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel need not opine as to matters governed by the laws of jurisdictions other than the law of the State of New York. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the applicable Designated Selling Stockholder and certificates of public officials. As to all matters governed by the laws of jurisdictions other than the law of the State of New York, such counsel shall be entitled to rely on the opinions delivered on behalf of the Designated Selling Stockholders pursuant to Section 5(d) hereof.

(f) Opinion of Counsel for the Underwriters. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel need not opine as to matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(g) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed under this Agreement or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened by the Commission.

(h) Certificate of Selling Stockholders. At Closing Time, the Representatives shall have received a certificate of each Selling Stockholder (or an Attorney-in-Fact on behalf of each Selling Stockholder), dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied with all agreements and all conditions on its part to be performed or satisfied under this Agreement at or prior to Closing Time.

(i) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from each of Deloitte & Touche LLP and Ernst & Young LLP a letter dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of the respective letters for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(j) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from each of Deloitte & Touche LLP and Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(k) Listing. At Closing Time, the Common Stock, including the Securities, shall continue to be quoted on the Nasdaq National Market.

(l) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received agreements substantially in the form of Exhibit E hereto signed by each of the persons listed on Schedule D hereto.

(n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company, the Forward Purchasers and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company and the Selling Stockholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

(ii) Certificate of Selling Stockholders. A certificate, dated such Date of Delivery, of each Selling Stockholder (or an Attorney-in-Fact on behalf of each Selling Stockholder) confirming that the certificate delivered at the Closing Time pursuant to Section 5(h) remains true and correct as of such Date of Delivery.

(iii) Opinion of General Counsel for the Company. The opinion of Ernest J. Newborn, II, general counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion by Section 5(b) hereof.

(iv) Opinion of Counsel for the Company. The opinion of Cahill Gordon & Reindel LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v) Opinions of Counsel for the Selling Stockholders. The opinions, dated such Date of Delivery, of counsel (which may be internal counsel) for each of the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vi) Opinion of New York Counsel for the Selling Stockholders. The opinion, dated such Date of Delivery, of Cahill Gordon & Reindel LLP, New York counsel for each of the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(vii) Opinion of Counsel for the Underwriters. The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

(viii) Bring-down Comfort Letter. A letter from each of Deloitte & Touche LLP and Ernst & Young LLP, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the respective letters furnished to the Representatives pursuant to Section 5(j) hereof, except that the “specified date” in each such letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the Forward Purchasers and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Forward Purchaser and each person, if any, who controls any Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case, to the extent and in the manner set forth in clauses (i), (ii) and (iii) below:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and the Selling Stockholders; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration

Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any Underwriter with respect to any Prospectus or preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the Prospectus as amended or supplemented, if applicable, prior to the Closing Time and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person;

(b) Indemnification of the Underwriters by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, that no Selling Stockholder will be liable to any Underwriter with respect to any Prospectus or preliminary prospectus to the extent that the Selling Stockholder shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the Prospectus, as then amended or supplemented if: (i) the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact which was corrected in the Prospectus as amended or supplemented, if applicable, prior to the Closing Time and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a valid defense to the claim asserted by such person; provided, further that no Selling Stockholder shall be responsible, pursuant to the indemnity pursuant to this Section 6, the contribution pursuant to Section 7 or any breach of this Agreement (which responsibility, for the avoidance of doubt, is in all cases limited to breaches by such Selling Stockholder) for an amount in excess of the net proceeds (before deducting expenses) to such indemnifying Selling Stockholder from the sale of Securities by it.

(c) Indemnification of Company, Directors and Officers, Forward Purchasers and the Selling Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each Forward Purchaser and each person, if any, who controls any Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(d) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or (b) above, counsel to such indemnified parties shall be selected by the Representatives, in the case of the indemnification pursuant to Section 6(c) above of the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, counsel to such indemnified parties shall be selected by the Company, in the case of the indemnification pursuant to Section 6(c) above of each Forward Purchaser and each person, if any, who controls any Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, counsel to such indemnified parties shall be selected by the Forward Purchasers and, in the case of the indemnification pursuant to Section 6(c) above of each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, counsel to such indemnified parties shall be selected by the Selling Stockholders. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances except to the extent that the actual or potential defendants in, or targets of, any such action include both the Company and any Selling Stockholder and each indemnified party shall have reasonably concluded that there may be legal defenses available to the other indemnified parties which are different from or additional to those available to such indemnified party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(iii) or 6(b) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreements) and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company (which proceeds shall include the proceeds to be received by the Company pursuant to the Forward Agreements) and the Selling Stockholders

and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the Underwriters.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, the Forward Purchasers and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if either of the Forward Purchasers, pursuant to Sections 2(a)(ii) or 2(b)(ii) hereof, does not deliver Borrowed Securities for sale, and the Company fails to deliver a number of shares of Common Stock equal to the number of shares that such Forward Purchaser does not deliver pursuant to Section 12 hereof.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives and the Company shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably acceptable to the Company and the Representatives, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company and the Selling Stockholders to sell the relevant Option Securities, as the case may be, either the Representatives or the Company and any Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding five days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10(a).

SECTION 11. Default by one or more of the Selling Stockholders or the Company. (a) If a Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder is obligated to sell hereunder, and the remaining Selling Stockholders do not or the Company does not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them or it hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B-2 hereto, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

In the event of a default by any Selling Stockholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Stockholders shall have the right to postpone Closing Time or the Date of Delivery for a period not exceeding five days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

12. Issuance and Sale by Company. (a) In the event that (1) the Company does not meet all of the conditions to effectiveness set forth in either of the Forward Agreements on or prior to the Closing Time, or (2) either of the Forward Purchasers is unable to borrow and deliver for sale under this Agreement all of the Borrowed Securities set forth in Schedule B-1 opposite the name of such Forward Purchaser or if, in such Forward Purchaser’s judgment, it is impracticable to do so or would entail a stock loan cost in excess of 40 basis points per annum, the Company shall issue and sell in whole but not in part a number of shares of Common Stock equal to the number of shares that such Forward Purchaser does not deliver. Each of the Representatives and the Company shall have the right to postpone the Closing Time for a period not exceeding one business day in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

(b) In the event that (1) the Company does not meet all of the conditions to effectiveness set forth in either of the Forward Agreements on or prior to a relevant Date of Delivery, or (2) either of the Forward Purchasers is unable to borrow and deliver for sale under this Agreement all of the Borrowed Securities it is required to deliver pursuant to Section 2(b) hereof or if, in such Forward Purchaser’s judgment, it is impracticable to do so or would entail a stock loan cost in excess of 40 basis points per annum, the Company shall issue and sell in whole but not in part a number of shares of Common Stock equal to the number of shares that such Forward Purchaser does not deliver. Each of the Representatives and the Company shall have the right to postpone the Date of Delivery for a period not exceeding one business day in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

(c) Neither of the Forward Purchasers shall have any liability whatsoever for any Borrowed Securities it does not deliver to the Company, the Underwriters or any other party if a Forward Purchaser (i) elects not to deliver Borrowed Securities because the Company has failed to meet all of the conditions to effectiveness set forth in the applicable Forward Agreement or (ii) is unable to borrow and deliver for sale Borrowed Securities or if, in its sole judgment, it is impracticable to borrow and deliver for sale Borrowed Securities or would entail a stock loan cost in excess of 40 basis points per annum.

SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters and the Forward Purchasers shall be directed to the Representatives c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center – Fifth floor, New York, New York 10281-1201, attention of Equity Capital Markets and c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172, attention of Syndicate Desk; notices to the Company shall be directed to it at 555 Pleasantville Road,

Suite 160 South, Briarcliff Manor, New York 10510, attention of General Counsel; and notices to the Selling Stockholders shall be directed to David L. Eslick and Robert S. Schneider, Attorneys-in-Fact, c/o U.S.I. Holdings Corporation, 555 Pleasantville Road, Suite 160 South, Briarcliff Manor, New York 10510.

SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Forward Purchasers and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Forward Purchasers and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Forward Purchasers and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, the Forward Purchasers and the Attorneys-in-Fact for the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, the Forward Purchasers and the Selling Stockholders in accordance with its terms.

Very truly yours,

U.S.I. HOLDINGS CORPORATION

By:	/s/ DAVID L. ESLICK
Name:	David L. Eslick
Title:	Chairman, President and Chief Executive Officer

MERRILL LYNCH INTERNATIONAL

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, its agent

By:	/s/ BRIAN LESSIG
Name:	Brian Lessig
Title:	Vice President

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank

By:	/s/ ELIZABETH P. MYERS
Name:	Elizabeth P. Myers
Title:	Managing Director

By:	/s/ DAVID L. ESLICK
As Attorney-in-Fact acting on behalf of the Selling Stockholders named in Schedule B-2 hereto

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ BRIAN LESSIG
Authorized Signatory

J.P. MORGAN SECURITIES INC.

By:	/s/ ELIZABETH P. MYERS
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Number of Initial Securities	Number of Option Securities to be Purchased if Maximum Option Exercised
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,368,874	505,331
J.P. Morgan Securities Inc.	3,368,874	505,331
Banc of America Securities LLC	769,470	115,421
Fox-Pitt, Kelton Inc.	527,790	79,169
Keefe, Bruyette & Woods, Inc..	527,790	79,169
Stephens Inc.	527,790	79,168
SunTrust Capital Markets, Inc. .	527,790	79,168
Sandler, O’Neill & Partners, L.P.	146,472	21,971

Total	9,764,850	1,464,728

SCHEDULE B-1

	Number of Initial Securities to Be Sold	Maximum Number of Option Securities to Be Sold
Merrill Lynch International	875,000	131,250
J.P. Morgan Securities Inc.	2,625,000	393,750

Total	3,500,000	525,000

SCHEDULE B-2

	Number of Initial Securities to Be Sold*	Maximum Number of Option Securities to Be Sold
Zurich International (Bermuda) Ltd.	369,074	55,361
Fidelity and Deposit Company of Maryland	289,415	43,412
Kemper Corporation	1,237,319	185,598
Maryland Casualty Company	1,316,978	197,547
Universal Underwriters Insurance	513,782	77,067
UnumProvident	1,299,643	194,947
Fidelity Life Association, A Mutual Legal Reserve Company	369,074	55,361
AXA Financial, Inc.	869,565	130,435

Total	6,264,850	939,728

*	For the purposes of the Custody Agreement, the term “Firm Shares” shall mean the number of Securities listed under the caption “Number of Initial Securities to Be Sold” plus any additional Securities listed under the caption “Maximum Number of Option Securities to Be Sold” sold pursuant to Section 2 hereof.

SCHEDULE C

U.S.I. HOLDINGS CORPORATION

9,764,850 Shares of Common Stock

(Par Value $.01 Per Share)

1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $14.72.

2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $13.984, being an amount equal to the initial public offering price set forth above less $0.736 per share.

SCHEDULE D

List of Persons and Entities Subject to Section 5(l) Lock-Up

David L. Eslick

Robert S. Schneider

Thomas E. O’Neil

Jeffrey L. Jones

Edward J. Bowler

Ernest J. Newborn

Robert Nesbit

Richard M. Haverland

Thomas A. Hayes

Ronald E. Frieden

L. Ben Lytle

Robert A. Spass

Robert F. Wright

Capital Z Financial Services Fund II, LP

Capital Z Financial Services Private Fund II, LP

Zurich International (Bermuda) Ltd.

Fidelity and Deposit Company of Maryland

Fidelity Life Association, A Mutual Legal Reserve Company

Kemper Corporation

Maryland Casualty Company

Universal Underwriters Insurance

EXHIBIT A

FORM OF OPINION OF GENERAL

COUNSEL FOR THE COMPANY TO BE DELIVERED

PURSUANT TO SECTION 5(b)

(i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(ii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to my knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(iii) To my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which any subsidiary is a party or to which the property of any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be disclosed in the Prospectus that is not fairly described, in all material respects, therein as required under the 1933 Act or the 1933 Act Regulations.

(iv) All descriptions in the Registration Statement of contracts and other documents to which the Company’s subsidiaries are a party are accurate in all material respects; to my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(v) To my knowledge, no subsidiary of the Company is in violation of its charter or by-laws and no default by any subsidiary of the Company exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, except for such defaults that would not result in a Material Adverse Effect.

(vi) The execution, delivery and performance of the Purchase Agreement and each of the Forward Agreements and the consummation of the transactions contemplated in the Purchase Agreement, the Forward Agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement and the Forward Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any subsidiary of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which any subsidiary of the Company is a party or by which any of them may be bound, or to which any of the properties or assets of any subsidiary of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of any subsidiary of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any subsidiary of the Company or any of their respective properties, assets or operations.

No facts have come to my attention that cause me to believe that the Registration Statement or any amendment thereto, at the time that it became effective or as of the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or as of the Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that I express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in the Registration Statement or the Prospectus).

EXHIBIT B

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(c)

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement and the Forward Agreement.

(iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or the Forward Agreements or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders and the Borrowed Securities, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of preemptive or other similar rights of any securityholder of the Company.

(iv) The Securities to be purchased by the Forward Purchasers from the Company have been duly authorized for issuance and sale to the Forward Purchasers pursuant to the Forward Agreements and, when issued and delivered by the Company pursuant to the Forward Agreements against payment of the consideration set forth in the Forward Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

(v) If the Company issues and sells shares of Common Stock pursuant to Section 12 of the Purchase Agreement, the Securities to be purchased by the Underwriters from the Company will have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement, and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable and no holder of the Securities will be subject to personal liability by reason of being such a holder.

(v) The issuance and sale of the Securities by the Company pursuant to the Forward Agreement and the sale of the Securities by the Selling Stockholders and the Forward Purchasers pursuant to the Purchase Agreement is not subject to preemptive or other similar rights of any securityholder of the Company.

(vi) In reliance upon the SEC Staff interpretation of Section 5 of the 1933 Act set forth in the no-action letter captioned Goldman, Sachs & Co. (available October 9, 2003), the issuance and sale of the Securities by the Company to the Forward Purchasers in settlement of the Forward Agreements in accordance with the terms thereof will not require registration under the 1933 Act and the Forward Purchasers will not have an obligation to deliver a Prospectus in connection with the Securities delivered to them by the Company upon such settlements, assuming that (i) Prospectuses were delivered by the Underwriters in connection with sales of Securities in an amount equal to the Base Amount (as defined in the Forward Agreements), and (ii) the Forward Purchasers only deliver the Securities to close out open borrowings created in the course of the hedging activities created by the Forward Purchasers relating to their exposure under the Forward Agreements in compliance with paragraph (b) under the caption “Covenants of Party A” contained in the Forward Agreements.

(vii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(viii) Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Forward Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted by or are pending before or threatened by the Commission.

(x) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus and each amendment or supplement to the Registration

Statement and Prospectus as of their respective effective or issue dates (it being understood that we express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in the Registration Statement or the Prospectus) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xi) The documents incorporated by reference in the Prospectus (it being understood that we express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in such documents), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

(xiii) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be described in the Prospectus that is not fairly described, in all material respects, therein as required under the 1933 Act or the 1933 Act Regulations.

(xiv) The statements in the Prospectus under the captions “Description of Share Capital”, “Description of U.S.I. Holdings Corporation Capital Stock” and “Description of U.S.I. Holdings Corporation Common Stock” and in the Registration Statement under Item 15, to the extent that such statements constitute matters of law, summaries of legal matters, the Company’s charter and by-laws or legal proceedings, or legal conclusions, have been reviewed by us and are correct in all material respects.

(xv) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required in all material respects.

(xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company is a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(xvii) To our knowledge, the Company is not in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except for such defaults that would not result in a Material Adverse Effect.

(xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or “blue sky” laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the Forward Agreements or for the offering, issuance, sale or delivery of the Securities.

(xix) The execution, delivery and performance of the Purchase Agreement and each of the Forward Agreements and the consummation of the transactions contemplated in the Purchase Agreement and the Forward Agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement and the Forward Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

(xx) To our knowledge, except as otherwise disclosed in the Registration Statement and Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(xxi) The Company is not required to be registered as an “investment company” as such term is defined in the 1940 Act.

No facts have come to our attention that cause us to believe that the Registration Statement or any amendment thereto, at the time that it became effective or as of the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or as of the Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in the Registration Statement or the Prospectus).

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT C

FORM OF OPINION OF COUNSEL FOR EACH SELLING STOCKHOLDER

TO BE DELIVERED PURSUANT TO SECTION 5(d)

(i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than under the 1933 Act and the 1933 Act Regulations and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the Purchase Agreement, the Power of Attorney or the Custody Agreement, or in connection with the offer, sale or delivery of the Securities by the Selling Stockholder.

(ii) Each of the Power of Attorney and the Custody Agreement has been duly executed and delivered by the Selling Stockholder and constitutes the legal, valid and binding agreement of the Selling Stockholder.

(iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iv) Each Attorney-in-Fact has been duly authorized by the Selling Stockholder to deliver the Securities on behalf of the Selling Stockholder in accordance with the terms of the Purchase Agreement.

(v) The execution, delivery and performance of the Purchase Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the sale and delivery of the Securities by the Selling Stockholder and the consummation of the transactions by the Selling Stockholder contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under (except as otherwise disclosed in the Registration Statement and Prospectus) nor will such action result in any violation of the provisions of the charter, by-laws or other organizational documents of the Selling Stockholder, or, to such counsel’s knowledge, any applicable law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

(vi) To our knowledge, the Selling Stockholder has valid and marketable title to the Securities to be sold by the Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. Upon (i) payment for the Securities to be sold by the Selling Stockholder in accordance with the Purchase Agreement, (ii) registration of the transfer of such Securities to, and registration of such Securities in the name of, Cede & Co. or other nominee designated by The Depository Trust Company (“DTC”) and (iii) the crediting of such Securities to the accounts maintained by DTC for the several Underwriters, assuming that such accounts are “securities accounts” (as defined in Section 8-501 of the Uniform Commercial Code (“UCC”)), (A) the Underwriters will acquire “security entitlements” (as defined in Section 8-102 of the UCC) in respect of such Securities and (B) no action based on an “adverse claim” (as defined in Section 8-102 of the UCC) to such Securities may be asserted against the Underwriters with respect to such security entitlements, assuming that each Underwriter does not have “notice” (within the meaning of Section 8-105 of the UCC) of any “adverse claim” (as defined in Section 8-102 of the UCC) to such Securities.

In the case of any opinion delivered with respect to a Designated Selling Stockholder, Cahill Gordon & Reindel LLP shall be entitled to rely on such opinion as if it were addressed to them in rendering their opinion to the Underwriters pursuant to Section 5(e) of the Purchase Agreement.

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on the representations and warranties contained in Section 1(b) of the Purchase Agreement and on certificates of the Selling Stockholder and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT D

FORM OF OPINION OF NEW YORK COUNSEL FOR THE DESIGNATED SELLING

STOCKHOLDERS TO BE DELIVERED PURSUANT TO SECTION 5(e)

(i) Each of the Power of Attorney and the Custody Agreement has been duly executed and delivered by the Designated Selling Stockholders and constitutes the legal, valid and binding agreement of the Designated Selling Stockholders.

(ii) The Purchase Agreement has been duly executed and delivered by or on behalf of the Designated Selling Stockholder.

(iii) Upon (i) payment for the Securities to be sold by the Designated Selling Stockholders in accordance with the Purchase Agreement, (ii) registration of the transfer of such Securities to, and registration of such Securities in the name of, Cede & Co. or other nominee designated by The Depository Trust Company (“DTC”) and (iii) the crediting of such Securities to the accounts of the several Underwriters maintained by DTC, assuming that such accounts are “securities accounts” (as defined in Section 8-501 of the Uniform Commercial Code (“UCC”)), the Underwriters will acquire “security entitlements” (as defined in Section 8-102 of the UCC) in respect of such Securities free of any “adverse claim” (as defined in Section 8-102 of the UCC) to such Securities, assuming that each Underwriter does not have “notice of any adverse claim” (within the meaning of Section 8-105 of the UCC) to such Securities.

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on the representations and warranties contained in Section 1(b) of the Purchase Agreement, on the legal opinions delivered pursuant to Section 5(d) of the Purchase Agreement and on certificates of the Designated Selling Stockholders and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT E

Form of Lock-Up from Directors, Officers or other Stockholders Pursuant to Section 5(k)

●, 2004

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

North Tower

World Financial Center

New York, New York 10281-1209

J.P. MORGAN SECURITIES INC.

277 Park Avenue

New York, New York 10172

As Representatives of the several Underwriters

Re: Proposed Public Offering by U.S.I. Holdings Corporation

Dear Sirs:

The undersigned, [a stockholder and/or an officer and/or a director] of U.S.I. Holdings Corporation, a Delaware corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and J.P. Morgan Securities Inc. (“JPMorgan”), as representatives of the several underwriters (the “Representatives”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company, Merrill Lynch International, JPMorgan Chase Bank acting through JPMorgan as agent and the selling stockholders named therein, providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $.01 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as [a stockholder and/or an officer and/or a director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or cause any registration statement under the Securities Act of 1933, as amended, to be filed with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that nothing herein shall prohibit the undersigned from acquiring any security convertible into or exchangeable or exercisable for Common Stock directly from the Company (e.g., stock options, warrants, convertible debt instruments or the like) or exercising the rights under any such security; provided, however, that Common Stock received pursuant to rights under such security shall be subject to the restrictions set forth herein. Notwithstanding anything contained herein to the contrary, the undersigned is expressly permitted to transfer any or all of the Common Stock (1) as a bona fide gift or gifts, (2) on death or by will or intestacy, (3) to the undersigned’s immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equity holders of which are exclusively the undersigned and/or a member or members of the undersigned’s immediate family, or (4) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Securities transferred subject to the provisions of this Lock-Up Agreement, and there shall be no further transfer of such Securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The term “immediate family” as used herein shall mean the lineal descendant, spouse, adopted child, father, mother, grandfather, grandmother, brother or sister of the undersigned and the spouses, adopted children and lineal descendants of any of the foregoing.

This Lock-Up Agreement shall terminate and be of no further force or effect if at any time after the date hereof the Representatives shall indicate to the Company in writing that they no longer wish to proceed with the public offering of the Securities or if the Company informs the Representatives in writing of its intention not to proceed with the public offering of the Securities with Merrill Lynch and JPMorgan serving as representatives of the several underwriters.

Very truly yours,

Signature:
Print Name: